Supplement Dated July 30, 2007

NUVEEN MULTISTATE TRUST I

Nuveen Florida Preference Municipal Bond Fund

Prospectus dated September 28, 2006

The following updates are effective immediately:

On page 2, replace the first paragraph of How the Fund Pursues Its Objective as follows:

“The fund invests substantially all of its assets in municipal bonds. The fund will invest primarily in investment grade municipal bonds rated BBB-/Baa3 or higher at the time of purchase by at least one independent rating agency, or if unrated, judged by the funds’ investment adviser to be of comparable quality. The fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield”, “high risk” or “junk” bonds.”

Replace the second and third sentences in the first paragraph under What are the Risks of Investing in the Fund? on page 2 as follows:

“Credit risk is the risk that a municipal bond issuer will be unable to make interest and principal payments when due. Because the fund invests in below investment grade municipal bonds, commonly referred to as “high yield”, “high risk” or “junk” bonds, which are considered to be speculative, the credit risk is heightened for the fund.”

Replace the section What Securities We Invest In—Quality Municipal Bonds on page 5 as follows:

“The fund will invest primarily in investment grade municipal bonds (rated BBB-/Baa3 or higher) at the time of purchase by at least one independent rating agency, or if unrated, judged by the fund’s investment adviser to be of comparable quality.”

Add the following sentence under What the Risks Are—Credit risk. on page 7 as follows:

“Credit risk is higher for this fund because it invests in below investment grade municipal bonds.”

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-FLP-0707D